UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 08, 2020

Ultragenyx Pharmaceutical Inc.

(Exact name of Registrant as Specified in Its Charter)

Delaware	001-36276	27-2546083
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

60 Leveroni Court
Novato, California		94949
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: 415 483-8800

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 par value	RARE	NASDAQ Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

As reported by Ultragenyx Pharmaceutical Inc. (the “Company”) in its Current Report on Form 8-K filed with the Securities and Exchange Commission (the “SEC”) on September 2, 2020 (the “Form 8-K”), the Company previously announced that Mardi C. Dier has been appointed as the Company’s Executive Vice President and Chief Financial Officer (“CFO”), effective as of November 2, 2020, and will succeed Shalini Sharp, who will cease to serve as the CFO of the Company as of such date.  In order to facilitate the transition of responsibilities from Ms. Sharp to Ms. Dier, the Company has modified the effective date of Ms. Dier’s appointment as the Company’s CFO from November 2, 2020 to October 12, 2020 (the “Effective Date”).  Ms. Sharp ceased to serve as the Company’s CFO on the Effective Date but will continue to serve in her capacity as the Company’s Executive Vice President, Finance until November 2, 2020 to assist with the transition of responsibilities.  After November 2, 2020, Ms. Sharp will continue to be an employee of the Company and provide transition related support until May 2, 2021 or such earlier date as mutually agreed between Ms. Sharp and the Company.

In connection with the modification to the Effective Date as described above, the Company and Ms. Dier entered into Amendment No. 1 dated October 9, 2020 (the “Offer Letter Amendment”), to the offer letter dated August 28, 2020 (the “Offer Letter”) and the Company and Ms. Sharp entered into Amendment No. 2 dated October 8, 2020 (the “Transition Agreement Amendment”) to the Transition Letter Agreement dated March 5, 2020 (“Transition Letter Agreement”), as amended on August 28, 2020 (“Amendment No. 1”).  The foregoing description of the Offer Letter Amendment and Transition Agreement Amendment are only summaries and are qualified in their entirety by reference to the full text of the Offer Letter Amendment and Transition Agreement Amendment, copies of which are filed as Exhibit 10.1 and Exhibit 10.2, respectively, and incorporated by reference herein.

Copies of the Offer Letter and Amendment No. 1 were previously filed with the SEC as Exhibit 10.1 and Exhibit 10.2, respectively, on the Form 8-K.  A copy of the Transition Letter Agreement was previously filed as Exhibit 10.1 to the Company’s Current Report on Form 8-K filed with the SEC on March 6, 2020.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
10.1	Amendment dated October 9, 2020 to the Offer Letter between Mardi C. Dier and Ultragenyx Pharmaceutical Inc. dated August 28, 2020.
10.2	Amendment No. 2 dated October 8, 2020 to the Transition Letter Agreement between Shalini Sharp and Ultragenyx Pharmaceutical Inc. dated as of March 5, 2020, as amended on August 28, 2020.
104	The cover page from the Company’s Current Report on Form 8-K dated October 8, 2020 formatted in Inline XBRL.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Ultragenyx Pharmaceutical Inc.

Date:	October 13, 2020	By:	/s/ Emil D. Kakkis, M.D., Ph.D.
Emil D. Kakkis, M.D., Ph.D. President and Chief Executive Officer